Exhibit 32.2
Certification
Pursuant to 18 U.S.C. §1350,
As Adopted Pursuant to
§906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of World Point Terminals, LP (the “Company”) on Form 10-Q for the period ending September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of §13(a) of the Securities Exchange Act of 1934, as amended.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2013

/s/ Steven G. Twele
Steven G. Twele,
Chief Financial Officer